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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported) January 14, 1999


                             MIRAGE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

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                                   Nevada
               (State or other jurisdiction of incorporation)


       333-28861                                        95-4627685
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(Commission File Number)                     (IRS Employer Identification No.)


233 Wilshire Boulevard, Suite 930B, Santa Monica, California           90401
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:  (310) 395-4073


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ITEM 5.  OTHER EVENTS

COMPANY'S NEW OFFICES

     On January 11, 1999 Mirage Holdings, Inc. ("Mirage" or the "Company") moved its headquarters to 233 Wilshire Boulevard, Suite 930B, Santa Monica, California 90401. The premises are approximately 400 square feet. The Company made this move in an effort to save funds on leasing office space. The new premises are $750.00 less per month than the previous lease.


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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 13, 1999               MIRAGE HOLDINGS, INC.



                                       By: /s/ Najeeb Ghauri
                                          ----------------------------
                                           Najeeb Ghauri

                                       Its: Chief Executive Officer, President,
                                            Chief Financial Officer, and
                                            Secretary